COMMITMENTS	12 Months Ended
Dec. 29, 2012
COMMITMENTS
COMMITMENTS

NOTE 7. COMMITMENTS

Minimum annual rental commitments on operating leases having initial or remaining non-cancelable lease terms of one year or more, including those for discontinued operations, are as follows:

Year	(In millions)

2013	$66.2
2014	42.5
2015	31.4
2016	20.2
2017	12.4
2018 and thereafter	38.4

Total minimum lease payments	$211.1

        Rent expense for operating leases from continuing operations, which includes maintenance and insurance costs and property taxes, was approximately $76 million in 2012, $85 million in 2011, and $85 million in 2010. Operating leases relate primarily to office and warehouse space, and equipment for electronic data processing and transportation. The terms of these leases do not impose significant restrictions or unusual obligations, except as noted below.

        On February 20, 2012, one of our subsidiaries entered into a 15-year lease commitment for a commercial facility located in the Netherlands, to be used primarily for the European headquarters and research center for our Pressure-sensitive Materials segment, for an aggregate amount of approximately $60 million, which is guaranteed by Avery Dennison Corporation. This amount was not included in the table above because the lease is subject to certain conditions prior to its expected commencement in February 2014. We expect annual rental payments to be approximately $3 million to $4 million over the lease term.

        On September 9, 2005, we completed a ten-year lease financing for a commercial facility located in Mentor, Ohio, used primarily for the North American headquarters and research center of our Label and Packaging Materials division. The facility consists generally of land, buildings, and equipment. We lease the facility under an operating lease arrangement, which contains a residual value guarantee of $31.5 million, as well as certain obligations with respect to the refinancing of the lessor's debt of $11.5 million (collectively, the "Guarantee"). At the end of the lease term, we have the option to purchase or remarket the facility at an amount equivalent to the value of the Guarantee. If our estimated fair value (or estimated selling price) of the facility falls below the Guarantee, we would be required to pay the lessor a shortfall, which is an amount equivalent to the Guarantee less our estimated fair value. During the second quarter of 2011, we estimated a shortfall with respect to the Guarantee and began to recognize the shortfall on a straight-line basis over the remaining lease term. The carrying amount of the shortfall was approximately $12 million at December 29, 2012, which was included in "Long-term retirement benefits and other liabilities."

        Refer to Note 4, "Debt and Capital Leases," for capital lease obligations.